SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2007
INNOVIVE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51534	74-3123261

(State or other jurisdiction of incorporation)	(Commission File	(IRS Employer ID Number)
Number)
555 Madison Avenue, 25th Floor, New York, New York		10022

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 716-1810
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.
On June 7, 2007, Innovive Pharmaceuticals, Inc. issued a press release to announce that the U.S. Food and Drug Administration has granted Fast Track Designation for the company’s drug candidate, Tamibarotene. The press release is attached as an exhibit to this report.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit
Number	Description of Document

99.1	Press release dated June 7, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVE PHARMACEUTICALS, INC.

Date: June 7, 2007	/s/ Steven Kelly Steven Kelly
President and Chief Executive Officer